WAIVER AND CONSENT

                  WAIVER AND CONSENT dated as of January 27, 2002 (this "Waiver") with respect to the Amended, Restated and Consolidated Credit Agreement dated as of October 12, 1999 (as amended to date, the "Credit Agreement") by and among American Skiing Company ("ASC") and the other borrowers party thereto (collectively, the "Borrowers"), the lenders party thereto (the "Lenders") and Fleet National Bank, N.A. (formerly known as BankBoston, N.A.), as agent (the "Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans and other financial accommodations to the Borrowers which remain outstanding;

                  WHEREAS, certain Events of Default have occurred and are continuing; and

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders waive such Events of Default, and the Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

                  WHEREAS, the Borrowers have requested that the Agent and the Lenders consent to certain transactions as set forth herein, and the Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement and the following terms shall have the following meanings:

               "Specified Events of Default": Events of Default arising or in respect of Section 10.1(b) of the Credit Agreement as a result of the Borrowers' failure to comply with Sections 7.1, 7.2, 7.3, 7.5 and 7.6 of the Credit Agreement with respect to the fiscal quarter ended January 27, 2002.

               "Steamboat Presentation": ASC's presentation to the Lenders dated February 7, 2002 regarding the Steamboat Sale.

               "Steamboat Sale": the sale by ASC of the assets or capital stock of the Steamboat Subsidiaries, pursuant to the terms of that certain Stock Purchase and Merger Agreement dated as of January 24, 2002, attached hereto as Exhibit A.

                                   ARTICLE II
                           WAIVER; CONSENT; AGREEMENT


            Section 2.1. Waiver. Subject to the terms and conditions hereof, the Agent and the Lenders hereby agree to waive the Specified Events of Default.

                  Section 2.2. Consents. (a) The Agent and the Lenders hereby consent to the Steamboat Sale; provided, that the net cash proceeds (after purchase price adjustments and repayment of certain indebtedness as outlined in the Stock Purchase and Merger Agreement) shall be applied to prepay the Loans as set forth in the Credit Agreement (less up to $7,500,000 to the lenders of American Skiing Company Resort Properties, Inc. and as otherwise identified in the Steamboat Presentation), and (b) the Lenders hereby consent to the release by the Agent of all security interests held by the Agent for the benefit of the Lenders in the assets that are the subject of the Steamboat Sale in the event of, and in conjunction with, the consummation of the Steamboat Sale, as well as the release of any other Borrowers that are transferred in conjunction with such sale.

                  Section 2.3. Agreements The Agent, the Lenders and the Borrowers hereby agree that, notwithstanding anything to the contrary set forth in Sections 2.3 or 2.5 of the Credit Agreement or elsewhere, the Borrowers, jointly and severally, shall, as of March 18, 2002, pay interest on the unpaid balance of the Term Loans and the Revolving Credit Advances from time to time outstanding at the Base Rate plus 4.25%.

                                   ARTICLE III
                              WAIVER EFFECTIVE DATE

                  Section 3.1 Effective Date. This Waiver shall become effective as of the date hereof upon receipt by the Agent of (a) counterparts of this Waiver, duly executed and delivered by the Borrowers, the Agent and the Lenders and (b) payment in full in cash of the invoiced and unpaid fees and expenses of the Agent's professionals.

                                   ARTICLE IV
                                 INTERPRETATION

                  Section 4.1. Continuing Effect of the Credit Agreement. The Borrowers, the Agent and each Lender hereby acknowledges and agrees that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

                  Section 4.2. No Waiver. Nothing contained in this Waiver shall be construed or interpreted or is intended as a waiver of any Default or Event of Default (other than the Specified Events of Default) or of any rights, powers, privileges or remedies that the Agent or the Lenders have or may have under the Credit Agreement, any other related document or applicable law on account of such Default or Event of Default (other than the Specified Events of Default).

                                    ARTICLE V
                                  MISCELLANEOUS

                  Section 5.1. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof that, after giving effect to this Waiver, (a) no Default or Event of Default has occurred and is continuing, except the Specified Events of Default, and (b) all representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date, except that Section 5.22(a) of the Credit Agreement shall be deemed to exclude any Specified Event of Default.

                  Section 5.2. Payment of Fees and Expenses. The Borrowers hereby agree to pay or reimburse the Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Agent

                  Section 5.3. Counterparts. This Waiver may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 5.4. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

                  Section 5.5. Reservation of Rights. Notwithstanding anything contained in this Waiver, the Borrowers acknowledge that the Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time, any and all of their rights and remedies under the Credit Agreement, any other related document and applicable law on account of any Default or Event of Default (other than Specified Events of Default).

                  Section 5.6. Confirmation of Indebtedness. The Borrowers hereby confirm and acknowledge that (i) as of the Effective Date, the Borrowers are truly and justly indebted to the Lenders, without defense, counterclaim or offset of any kind and (ii) as of March 7, 2002, the Borrowers are liable to the Lenders in respect of Loans and Letters of Credit in the aggregate principal amount of $93,373,348.

                  Section 5.7. Waiver. The Borrowers hereby release, waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Waiver or in the future against the Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns (collectively, the "Lender Group"), directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Waiver, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any obligations related to the Credit Agreement, any other Lender Agreement and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing; provided, however, that the provisions of this Section 5.7 shall not apply to any such matters of which the Borrowers are presently unaware and which constitute or result from the gross negligence and/or willful misconduct of any member of the Lender Group.

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                                 AMERICAN SKIING COMPANY


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 SUNDAY RIVER SKIWAY CORPORATION



                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 SUNDAY RIVER LTD.


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 PERFECT TURN, INC.


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 SUNDAY RIVER TRANSPORTATION INC.


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 L.B.O. HOLDING, INC.


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO

                                 SRH, INC.


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO



                                 S-K-I, LTD.


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 KILLINGTON, LTD.


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 MOUNT SNOW LTD.


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 PICO SKI AREA MANAGEMENT COMPANY


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO



                                 KILLINGTON RESTAURANTS, INC.


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 DOVER RESTAURANTS, INC.


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO

                                 SUGARLOAF MOUNTAIN CORPORATION


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 MOUNTAINSIDE


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 ASC UTAH


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 STEAMBOAT SKI & RESORT CORPORATION


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 HEAVENLY  SKI & RESORT CORPORATION


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 HEAVENLY CORPORATION


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO


                                 HEAVENLY VALLEY, LIMITED  PARTNERSHIP

                                 By:  Heavenly Corporation, its general partner


                                 By: /s/ Mark J. Miller
                                    --------------------------------------------
                                    Title: Senior Vice President & CFO

                                 FLEET NATIONAL BANK (successor in interest to
                                   BankBoston, N.A.), as Agent




                                 By: /s/ Daniel D. Butler
                                    --------------------------------------------
                                    Title: Vice President

                                 FLEET NATIONAL BANK (successor in interest to
                                    BankBoston, N.A.), as a Lender



                                 By: /s/ Daniel D. Butler
                                    --------------------------------------------
                                    Title: Vice President

                                 WELLS FARGO BANK, NATIONAL ASSOCIATION, as a
                                     Lender




                                 By: /s/ illegible
                                    --------------------------------------------
                                    Title: AVP

                                 WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   successor by merger to First Security Bank, N.A., as a Lender




                                 By: /s/ illegible
                                    --------------------------------------------
                                    Title: AVP

                                 U.S. BANK NATIONAL ASSOCIATION,
                                   as a Lender




                                 By: /s/ Hassan Salem
                                    --------------------------------------------
                                    Title: Vice President

                                 THE HOWARD BANK, N.A., as a Lender



                                 By: /s/ illegible
                                    --------------------------------------------
                                    Title:

                                 BLACK DIAMOND CLO 1998-1 LTD., as a Lender


                                 By: /s/ illegible
                                    --------------------------------------------
                                    Title: Director

                                 BLACK DIAMOND CLO 2000-1 LTD., as a Lender



                                 By: /s/ illegible
                                    --------------------------------------------
                                    Title: Director


                                BLACK DIAMOND INTERNATIONAL FUNDING, LTD., as a
                                        Lender



                                 By: /s/ illegible
                                    --------------------------------------------
                                    Title: Director

                                MERRILL LYNCH PRIME RATE PORTFOLIO,
                                   as a Lender

                                 By:  Merrill Lynch Asset Management, L.P.,
                                        as Investment Advisor




                                 By: /s/ illegible
                                    --------------------------------------------
                                    Title:

                                 DEBT STRATEGIES FUND, INC., as a Lender


                                 By: /s/ illegible
                                    --------------------------------------------
                                    Title:


                                 CAPTIVA II FINANCE LTD., as a Lender


                                 By: David Dyer
                                    --------------------------------------------
                                    Title: Director


                                 KZH-PAMCO LLC, as a Lender



                                 By: /s/illegible
                                    --------------------------------------------
                                    Title: Authorized Agent



                                 KZH HIGHLAND-2 LLC, as a Lender



                                 By: /s/illegible
                                    --------------------------------------------
                                    Title: Authorized Agent

                                 VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender

                                 By:  Van Kampen Investment Advisory Corp.


                                 By: /s/ Christina Jamieson
                                    --------------------------------------------
                                    Title: Vice President


                                 GLENEAGLES TRADING LLC, as a Lender


                                 By: Ann E. Morris
                                    --------------------------------------------
                                    Title: Assistant Vice President


                                 SRV-HIGHLAND, INC., as a Lender


                                 By: Ann E. Morris
                                    --------------------------------------------
                                    Title: Assistant Vice President


                                 LONG LANE MASTER TRUST IV, as a Lender

                                      By: Fleet National Bank as Trust
                                      Administrator



                                 By: /s/ illegible
                                    --------------------------------------------
                                    Title: